Exhibit 10.21

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment” or the “March 2010 Amendment”) is entered into as of March 15, 2010 (the “March 2010 Amendment Date”) by and between, on the one hand, SILICON VALLEY BANK, a California corporation (“Bank”), and, on the other hand, ZTI Merger Subsidiary III, Inc., a Delaware corporation formerly known as Zhone Technologies, Inc. (“ZMS-III”, and also a “Borrower”), and Zhone Technologies, Inc., a Delaware corporation formerly known as Tellium, Inc. (“Zhone”, and also a “Borrower”) (individually and collectively, and jointly and severally, “Borrower”). Borrower’s chief executive office is located at 7001 Oakport Street, Oakland, CA 94621.

RECITALS

A. Bank and Borrower are parties to that certain Second Amended and Restated Loan and Security Agreement with an Effective Date of March 16, 2009 (as amended, modified, supplemented or restated, the “Non-Exim Loan Agreement”) in effect between Bank and Borrower, and that certain Loan and Security Agreement (EXIM FACILITY) with an Effective Date of March 16, 2009 (as amended, modified, supplemented or restated, the “Exim Loan Agreement”) in effect between Bank and Borrower. As used herein, the term “Loan Agreement” means, individually and collectively, the Non-Exim Loan Agreement and the Exim Loan Agreement. Each of the terms “March 2010 Amendment” and “March 2010 Amendment Date”, as respectively defined above, hereby is incorporated into the Loan Agreement.

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to: (i) modify the Revolving Line Maturity Date under each Loan Agreement, as set forth in Section 2.1 below; (ii) increase the Maximum Combined Amount with respect to the Loan Agreement, as set forth in Section 2.2 below; (iii) in light of the modification referenced in the preceding clause (ii), decrease the Maximum Revolver Amount under the Non-Exim Loan Agreement and increase the Maximum Revolver Amount under the Exim Loan Agreement, as set forth in Section 2.3 below; (iv) increase the Combined LC Sublimit with respect to the Loan Agreement, as set forth in Section 2.4 below; (v) in light of the modification referenced in the preceding clause (iv), decrease the Letter of Credit Sublimit under the Non-Exim Loan Agreement and increase the Letter of Credit Sublimit under the Exim Loan Agreement, as set forth in Section 2.5 below; (vi) modify the Borrowing Base under the Exim Loan Agreement and add a related definition of Permitted Hedged Foreign Currency to the Exim Loan Agreement, as set forth in Section 2.6 below; (vii) modify the EBITDA financial covenant under the Loan Agreement, as set forth in Section 2.7 below; (viii) add certain provisions to Section 7.7 of the Loan Agreement with respect to the Campus Real Estate Loan (as defined therein), as set forth in Section 2.8 below; (ix) consent to the proposed termination of existence of Xybridge Technologies, Inc. in accordance with the modifications set forth in Section 2.9 below; and (x) acknowledge that the customary Letter of Credit fees referenced in Section 2.4(b) of each Loan Agreement include, without limitation, a 1.75% per annum Letter of Credit issuance/renewal fee, as set forth in Section 2.10 below; all as more fully set forth herein.

D. Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Documents.

2.1 Modification of Revolving Line Maturity Date.

(a) The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Non-Exim Loan Agreement, which definition currently reads as follows (italics added):

“Revolving Line Maturity Date” is 364 days following the Effective Date.

hereby is amended and restated in its entirety to read as follows:

“Revolving Line Maturity Date” is the earlier of March 15, 2011.

(b) The definition of “Revolving Line Maturity Date” set forth in Section 13.1 of the Exim Loan Agreement, which definition currently reads as follows (italics added):

“Revolving Line Maturity Date” is 364 days following the Effective Date.

hereby is amended and restated in its entirety to read as follows:

“Revolving Line Maturity Date” is the earlier of March 15, 2011.

2.2 Modification of Maximum Combined Amount.

(a) The definition of “Maximum Combined Amount” set forth in Section 13.1 of the Non-Exim Loan Agreement, which definition currently reads as follows (italics added):

“Maximum Combined Amount” is $20,000,000.

hereby is amended and restated in its entirety to read as follows:

“Maximum Combined Amount” is $25,000,000.

(b) The definition of “Maximum Combined Amount” set forth in Section 13.1 of the Exim Loan Agreement, which definition currently reads as follows (italics added):

“Maximum Combined Amount” is $20,000,000.

hereby is amended and restated in its entirety to read as follows:

“Maximum Combined Amount” is $25,000,000.

2.3 Modification (Decrease) of Maximum Revolver Amount under the Non-Exim Loan Agreement; Modification (Increase) of Maximum Revolver Amount under the Exim Loan Agreement.

(a) The definition of “Maximum Revolver Amount” set forth in Section 13.1 of the Non-Exim Loan Agreement, which definition currently reads as follows (italics added):

“Maximum Revolver Amount” is $10,000,000.

hereby is amended and restated in its entirety to read as follows:

“Maximum Revolver Amount” is $5,000,000.

(b) The definition of “Maximum Revolver Amount” set forth in Section 13.1 of the Exim Loan Agreement, which definition currently reads as follows (italics added):

“Maximum Revolver Amount” is $10,000,000.

hereby is amended and restated in its entirety to read as follows:

“Maximum Revolver Amount” is $20,000,000.

2.4 Modification (Increase) of Combined LC Sublimit.

(a) Section 2.1.5(a) of the Non-Exim Loan Agreement, which currently reads as follows (italics added):

(a) Anything herein to the contrary notwithstanding, the sum of (i) the aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) under this Agreement, plus any Letter of Credit Reserve under this Agreement, plus (ii) the aggregate face amount of outstanding “Letters of Credit” (including drawn but unreimbursed “Letters of Credit”) under the Exim Loan Agreement, plus any “Letter of Credit Reserve” under the Exim Loan Agreement, shall not exceed $7,000,000 (the “Combined LC Sublimit”).

hereby is amended and restated in its entirety to read as follows:

(a) Anything herein to the contrary notwithstanding, the sum of (i) the aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) under this Agreement, plus any Letter of Credit Reserve under this Agreement, plus (ii) the aggregate face amount of outstanding “Letters of Credit” (including drawn but unreimbursed “Letters of Credit”) under the Exim Loan Agreement, plus any “Letter of Credit Reserve” under the Exim Loan Agreement, shall not exceed $25,000,000 (the “Combined LC Sublimit”).

(b) Section 2.1.5(a) of the Exim Loan Agreement, which currently reads as follows (italics added):

(a) Anything herein to the contrary notwithstanding, the sum of (i) the aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) under this Agreement, plus any Letter of Credit Reserve under this Agreement, plus (ii) the aggregate face amount of outstanding “Letters of Credit” (including drawn but unreimbursed “Letters of Credit”) under the Exim Loan Agreement, plus any “Letter of Credit Reserve” under the Exim Loan Agreement, shall not exceed $7,000,000 (the “Combined LC Sublimit”).

hereby is amended and restated in its entirety to read as follows:

(a) Anything herein to the contrary notwithstanding, the sum of (i) the aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) under this Agreement, plus any Letter of Credit Reserve under this Agreement, plus (ii) the aggregate face amount of outstanding “Letters of Credit” (including drawn but unreimbursed “Letters of Credit”) under the Exim Loan Agreement, plus any “Letter of Credit Reserve” under the Exim Loan Agreement, shall not exceed $25,000,000 (the “Combined LC Sublimit”).

2.5 Modification (Decrease) of Letters of Credit Sublimit under the Non-Exim Loan Agreement; Modification (Increase) of Letters of Credit Sublimit under the Exim Loan Agreement.

(a) The portion of Section 2.1.2(a) of the Non-Exim Loan Agreement that currently reads as follows (italics added):

The aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus any Letter of Credit Reserves, under this Agreement may not exceed $7,000,000, subject to the Combined LC Sublimit set forth in Section 2.1.5(a).

hereby is amended and restated in its entirety to read as follows:

The aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus any Letter of Credit Reserves, under this Agreement may not exceed $5,000,000, subject to the Combined LC Sublimit set forth in Section 2.1.5(a).

(b) Section 2.1.5(a) of the Exim Loan Agreement, which currently reads as follows (italics added):

The aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus any Letter of Credit Reserves, under this Agreement may not exceed $7,000,000, subject to the Combined LC Sublimit set forth in Section 2.1.5(a).

hereby is amended and restated in its entirety to read as follows:

The aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus any Letter of Credit Reserves, under this Agreement may not exceed $20,000,000, subject to the Combined LC Sublimit set forth in Section 2.1.5(a).

2.6 Modification of Definition of “Borrowing Base” under the Exim Loan Agreement; Related Addition of Definition of “Permitted Hedged Foreign Currency” under the Exim Loan Agreement.

(a) The definition of “Borrowing Base” set forth in Section 13.1 of the Exim Loan Agreement, which definition currently reads as follows (italics added):

“Borrowing Base” is, as of any date of determination, 90% (the “Eligible Accounts Advance Rate” and also an “Advance Rate”) of the net amount of Borrower’s Eligible Accounts (as determined by Bank from Borrower’s most recent Transaction Report). The foregoing notwithstanding, Bank may decrease any one or more Advance Rates in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

hereby is amended and restated in its entirety to read as follows:

“Borrowing Base” is, as of any date of determination, the sum of (i) 90% (the “Eligible Accounts Standard Advance Rate” and also an “Advance Rate”) of the net amount of Borrower’s Eligible Accounts (as determined by Bank from Borrower’s most recent Transaction Report) that are both invoiced and paid in Dollars or Permitted Hedged Foreign Currencies; and (ii) 70% (the “Eligible Accounts Non-Standard Advance Rate” and also an “Advance Rate”) of the net amount of Borrower’s Eligible Accounts (as determined by Bank from Borrower’s most recent Transaction Report) that are not both invoiced and paid in Dollars or Permitted Hedged Foreign Currencies. The foregoing notwithstanding, Bank may decrease any one or more Advance Rates in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

(b) The following definition of “Permitted Hedged Foreign Currency” hereby is added (in proper alphabetical order) to Section 13.1 of the Exim Loan Agreement:

“Permitted Hedged Foreign Currency” is, as of any date of determination, any Foreign Currency that is hedged vis-à-vis the Dollar pursuant to currency hedging transactions of Borrower then currently in effect and satisfactory to both Bank and Exim Bank in their respective good faith business judgment. Borrower shall provide, promptly upon written request of Bank or Exim Bank, evidence in reasonable detail of the currency hedging transactions of Borrower then currently in effect in respect of any Foreign Currency that Borrower desires to be treated as a Permitted Hedged Foreign Currency hereunder.

2.7 Modification of EBITDA Financial Covenant.

(a) Section 6.9(b) of the Non-Exim Loan Agreement that currently reads as follows (italics added):

(b) Required EBITDA for any 2 Consecutive Fiscal Quarters. For each EBITDA Test Period (as defined below), Borrower shall achieve EBITDA of not less than the required amount set forth below [note: amounts shown below within pointed brackets ( < $ > ) are negative amounts]:

EBITDA Test Period ending on:	Minimum EBITDA Amount
March 31, 2009	<$	9,000,000.00>
June 30, 2009	<$	6,400,000.00>
September 30, 2009	<$	1,400,000.00>
December 31, 2009		$1,400,000.00
March 31, 2010		$2,000,000.00

As used herein, the term “EBITDA Test Period” means the 2 consecutive fiscal quarter period then or most recently ended.

hereby is amended and restated in its entirety to read as follows:

(b) Required EBITDA for any Fiscal Quarter. For each fiscal quarter of Borrower ending on or after March 31, 2010, Borrower shall achieve EBITDA of not less than the required amount set forth below [note: amounts shown below within pointed brackets ( < $ > ) are negative amounts]:

Fiscal quarter ending on:	Minimum EBITDA Amount
March 31, 2010	<$	2,500,000.00>
June 30, 2010	<$	2,000,000.00>
September 30, 2010	<$	500,000.00>
December 31, 2010		$1.00

(b) Section 6.9(b) of the Exim Loan Agreement that currently reads as follows (italics added):

(b) Required EBITDA for any 2 Consecutive Fiscal Quarters. For each EBITDA Test Period (as defined below), Borrower shall achieve EBITDA of not less than the required amount set forth below [note: amounts shown below within pointed brackets ( < $ > ) are negative amounts]:

EBITDA Test Period ending on:	Minimum EBITDA Amount
March 31, 2009	<$	9,000,000.00>
June 30, 2009	<$	6,400,000.00>
September 30, 2009	<$	1,400,000.00>
December 31, 2009		$1,400,000.00
March 31, 2010		$2,000,000.00

As used herein, the term “EBITDA Test Period” means the 2 consecutive fiscal quarter period then or most recently ended.

hereby is amended and restated in its entirety to read as follows:

(b) Required EBITDA for any Fiscal Quarter. For each fiscal quarter of Borrower ending on or after March 31, 2010, Borrower shall achieve EBITDA of not less than the required amount set forth below [note: amounts shown below within pointed brackets ( < $ > ) are negative amounts]:

Fiscal quarter ending on:	Minimum EBITDA Amount
March 31, 2010	<$	2,500,000.00>
June 30, 2010	<$	2,000,000.00>
September 30, 2010	<$	500,000.00>
December 31, 2010		$1.00

2.8 Modification of Section 7.7 of the Non-Exim Loan Agreement with respect to the Campus Real Estate Loan; Modification of Section 7.7 of the Exim Loan Agreement with respect to the Campus Real Estate Loan.

(a) The portion of Section 7.7 of the Non-Exim Loan Agreement that currently reads as follows (italics added):

With respect to the real estate loan of Campus secured by the real property used by Borrower, Borrower may make Investments in Campus solely for the purpose of funding, when due, regularly scheduled principal and interest payments in respect of such real estate loan, provided that (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) after giving pro forma effect to such Investment, Borrower would be in compliance with the financial covenant(s) in Section 6.9.

hereby is amended and restated in its entirety to read as follows:

With respect to the real estate loan of Campus secured by the real property used by Borrower (the “Campus Real Estate Loan”), Borrower may make Investments in Campus solely for the purpose of funding, when due, regularly scheduled principal and interest payments in respect of the Campus Real Estate Loan, provided that (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) after giving pro forma effect to such Investment, Borrower would be in compliance with the financial covenant(s) in Section 6.9. Borrower hereby represents and warrants that the current maturity date of the Campus Real Estate Loan is April 1, 2011, and Borrower hereby covenants and agrees that, no later than January 5, 2011, Borrower shall restructure the Campus Real Estate Loan on terms and conditions (including with respect to an extended maturity date) satisfactory to Bank in Bank’s good faith business judgment and shall deliver to Bank evidence (satisfactory to Bank in Bank’s good faith business judgment) that the Campus Real Estate Loan as so restructured is and shall be in full force and effect.

(b) The portion of Section 7.7 of the Exim Loan Agreement that currently reads as follows (italics added):

With respect to the real estate loan of Campus secured by the real property used by Borrower, Borrower may make Investments in Campus solely for the purpose of funding, when due, regularly scheduled principal and interest payments in respect of such real estate loan, provided that (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) after giving pro forma effect to such Investment, Borrower would be in compliance with the financial covenant(s) in Section 6.9.

hereby is amended and restated in its entirety to read as follows:

With respect to the real estate loan of Campus secured by the real property used by Borrower (the “Campus Real Estate Loan”), Borrower may make Investments in Campus solely for the purpose of funding, when due, regularly scheduled principal and interest payments in respect of the Campus Real Estate Loan, provided that (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) after giving pro forma effect to such Investment, Borrower would be in compliance with the financial covenant(s) in Section 6.9. Borrower hereby represents and warrants that the current maturity date of the Campus Real Estate Loan is April 1, 2011, and Borrower hereby covenants and agrees that, no later than January 5, 2011, Borrower shall restructure the Campus Real Estate Loan on terms and conditions (including with respect to an extended maturity date) satisfactory to Bank in Bank’s good faith business judgment and shall deliver to Bank evidence (satisfactory to Bank in Bank’s good faith business judgment) that the Campus Real Estate Loan as so restructured is and shall be in full force and effect.

2.9 Provisions regarding Termination of Existence of Xybridge.

(a) Borrower hereby covenants and agrees that Xybridge Technologies, Inc., a Texas corporation (“Xybridge”), at all times during the period commencing on the March 2010 Amendment Date and ending (if ever) on the date that Xybridge’s legal existence has terminated in accordance with applicable law: (i) has, and shall have, no material assets; (ii) does not, and shall not, conduct any business activity;

and (iii) does not receive, and shall not receive, any funds or other assets from any Borrower or Guarantor or affiliate of any Borrower or Guarantor (other than in the form of expenditure by such parties of funds solely for the purpose of administratively winding up and dissolving Xybridge). Borrower hereby further represents and warrants that Borrower intends to cause the winding up, dissolution, and termination of existence of Xybridge in accordance with applicable law no later than December 31, 2010, and Borrower hereby covenants and agrees to deliver to Bank evidence (satisfactory to Bank in its good faith business judgment) of such termination of existence of Xybridge, promptly and in any event within 10 Business Days following the effective date of such termination.

(b) Bank and Borrower hereby agree (and Guarantor hereby acknowledges and agrees) that, anything in the Loan Documents to the contrary notwithstanding, but subject to Section 2.9(a) above: (i) Borrower shall be permitted to cause the winding up, dissolution, and termination of existence of Xybridge in accordance with applicable law (evidence of which termination shall be provided to Bank in accordance with Section 2.9(a) above); (ii) Xybridge may continue to have a “forfeited existence” entity status with the Texas Secretary of State and not be in good standing with the Texas Comptroller of Public Accounts, in each case until such termination of existence of Xybridge; (iii) Xybridge is no longer a Material Guarantor or a Material Domestic Subsidiary; (iv) Xybridge is and remains a Guarantor until the date that Xybridge’s legal existence has terminated in accordance with applicable law; (v) the termination of Xybridge’s legal existence in accordance with applicable law shall not constitute an Event of Default under Section 8.10 of each of the Non-Exim Loan Agreement and the Exim Loan Agreement; (vi) the Loan Documents are hereby deemed modified to reflect, as applicable, this Section 2.9; and (vii) each Guarantor hereby reaffirms its respective obligations under the Guaranty and other applicable Loan Documents.

2.10 Modification of Section 2.4(b) of each Loan Agreement.

(a) Section 2.4(b) of the Non-Exim Loan Agreement, which currently reads as follows (italics added):

(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance, each anniversary of the issuance, and the renewal, of any such Letter of Credit by Bank.

hereby is amended and restated in its entirety to read as follows:

(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, including, without limitation, a Letter of Credit Fee of 1.75% per annum of the face amount of each Letter of Credit issued, upon the issuance, each anniversary of the issuance, and the renewal, of any such Letter of Credit by Bank.

(b) Section 2.4(b) of the Exim Loan Agreement, which currently reads as follows (italics added):

(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance, each anniversary of the issuance, and the renewal, of any such Letter of Credit by Bank.

hereby is amended and restated in its entirety to read as follows:

(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, including, without limitation, a Letter of Credit Fee of 1.75% per annum of the face amount of each Letter of Credit issued, upon the issuance, each anniversary of the issuance, and the renewal, of any such Letter of Credit by Bank.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document, as amended.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents (as amended by this Amendment, as applicable) are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment;

4.3 The certificate of incorporation of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been otherwise amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution, delivery and performance by Borrower of this Amendment have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate, in any material respect, any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any its Subsidiaries or any of their property or assets (other than immaterial property and immaterial assets) may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) constitute an event of default under any material agreement by which Borrower is bound; and

4.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Release by Borrower and Guarantor. Each of Borrower and Guarantor (individually and collectively, “Obligor”) hereby agree as follows:

5.1 FOR GOOD AND VALUABLE CONSIDERATION, Obligor hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

5.2 In furtherance of this release, Obligor expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” (Emphasis added.)

5.3 By entering into this release, Obligor recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Obligor hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Obligor should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Obligor shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Obligor acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Obligor acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

5.5 Obligor hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

(a) Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Obligor regarding any fact relied upon by Obligor in entering into this Amendment.

(b) Obligor has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Obligor, the contents hereof are known and understood by Obligor, and this Amendment is signed freely, and without duress, by Obligor.

(e) Obligor represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Obligor shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

6. Fee. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee in the mutually agreed amount of $200,000.00, which fee shall be earned in full and payable concurrently with the execution and delivery of this Amendment. Such fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge such fee to Borrower’s loan account.

7. Bank Expenses. Borrower shall pay to Bank, when due, all Bank Expenses (including reasonable attorneys’ fees and expenses), when due, incurred in connection with or pursuant to this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Effectiveness; Conditions Precedent to Initial Credit Extension on or after the March 2010 Amendment Date. This Amendment shall be deemed effective upon the due execution and delivery by each party hereto to Bank of this Amendment. Bank’s obligation to make the initial Credit Extension on or after the March 2010 Amendment Date is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following documents, duly executed and in full force and effect:

(a) the updated Exim Borrower Agreement (including the Economic Impact Certification, attached both as Annex B to the Exim Borrower Agreement and as Annex E to the Master Guaranty Agreement comprising the Exim Guaranty); it being acknowledged and agreed that such updated Exim Borrower Agreement, when executed and delivered, amends and restates (and is in identical form to) the prior Exim Borrower Agreement dated as of March 16, 2009.

10. Post-March 2010 Amendment Date Delivery Requirement. In order to induce Bank to execute and deliver this Amendment without prior or concurrent receipt of the following documents, Borrower and Guarantor hereby covenant and agree to deliver to Bank, as soon as practicable but in any event no later than 60 days following the March 2010 Amendment Date, the following documents, duly executed and in full force and effect:

(a) the completed updated Borrowing Resolutions for Borrower, and the completed updated certified resolutions and incumbency certificate of Guarantor, in each case in form and substance substantially identical to such documents executed and delivered by Borrower and Guarantor, respectively, in March 2009.

[Remainder of page intentionally left blank; signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:		BORROWER:

Silicon Valley Bank		ZTI MERGER SUBSIDIARY III, INC., a Delaware corporation

By	/s/ RICK FREEMAN	By	/s/ KIRK MISAKA
Name	Rick Freeman	Name	Kirk Misaka
Title	Relationship Manager	Title	Chief Financial Officer

ZHONE TECHNOLOGIES, INC., a Delaware corporation

		By	/s/ KIRK MISAKA
		Name	Kirk Misaka
		Title	Chief Financial Officer

{Consent of Guarantors immediately follows}

Signature Page

CONSENT

Each of the undersigned hereby expressly agrees to Sections 2.9 and 5 and 10 of the foregoing Amendment and acknowledges that its consent to the rest of the foregoing Amendment is not required, but the undersigned nevertheless does hereby agree and consent to the entire foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty, the Guarantor Security Agreement, or any other Loan Documents, executed by the undersigned, all of which are hereby ratified and affirmed.

GUARANTOR:

Paradyne Corporation		Paradyne Networks, Inc.

By	/s/ KIRK MISAKA	By	/s/ KIRK MISAKA
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Premisys Communications, Inc.		Xybridge Technologies, Inc.

By	/s/ KIRK MISAKA	By	/s/ KIRK MISAKA
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Zhone Technologies International, Inc.

By	/s/ KIRK MISAKA
Name	Kirk Misaka
Title	Chief Financial Officer